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                                                                   EXHIBIT 23.1

              Consent of Independent Certified Public Accountants
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         As independent certified public accountants, we hereby consent to the incorporation by reference of our report dated May 14, 1997 which is included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (No. 33-51772).

                                                           GRANT THORNTON LLP

Cincinnati, Ohio
June 27, 1997